LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND



                    Dear Shareholder:
LETTER TO
SHAREHOLDERS
FEBRUARY 2003       STOCK MARKET REVIEW
                    -------------------

                    The poor performance of the U. S. Stock Market over the past three years highlights a significant secular change from the superior performance achieved by stocks and bonds over the last 20 years, a period when stocks returned 15-16% annually or more than twice the long-term historical norm. During this 20-year period, inflation declined from 15% in 1980 to 1.1% in 1987, primarily due to dramatic increases in productivity created by the technology revolution. The Federal Reserve Board is concerned about deflation because of the increased level of outsourcing manufacturing of various products to foreign countries. In order to prevent deflation, the Federal Reserve Board is dramatically increasing the money supply. This has the effect of increasing inflation which would be negative for stocks and bonds and positive for hard assets (gold, oil, etc.)

                    The -22% return of the S&P 500 during '02 was the worst performance for the index during the three year period and is the worst performance in any year since the bear market of 1974. Only 26% of the stocks in the index had positive returns and all of the major market sectors of the index had negative returns. The -32% return of the tech-laden NASDAQ during the year was even worse. Technology and telecommunications stocks, which led the market to its peak in 2000, became the sectors that also led the market down. The last time stocks suffered three consecutive years of negative performance was during the period from 1939-1941, approximately 60 years ago. While investors remain cautious of a fourth year of negative stock market returns in 2003, many continue to rely on history, reasoning that the likelihood of such an event is remote since this phenomena has occurred only once in the last century, from 1929-1932. This would imply positive returns for stocks during 2003. However, despite the significant decline of the S&P 500 from its peak level to its early October 2002 lows, the valuation of the index continues to be high with a price/earnings ratio at the end of the year of 18 times forward twelve month earnings estimates compared to 13-14 times at the end of prior bear market cycles.

                    The 4th quarter of 2002 began with a stock rally that led the S&P 500 up over +20% from its October 9th low through the end of November, with back-to-back positive returns for stocks in October and November as investors began to believe that the worst was over for stocks. The technology sector was the winner during this period as this beaten-down group appealed to investors' new-found enthusiasm. But, this recent market rally was short-lived, and during December stocks were down for the month, reflecting continued concerns regarding the economy, consumer spending, corporate profits, and a possible war with Iraq. However, despite December's poor performance, the S&P 500 still managed to end the quarter up over +8%. The best performing S&P 500 market sectors during the quarter were utilities/telecom and technology, while the worst performing S&P 500 market sectors were consumer staples and consumer discretionary. Technology, financials, and utilities/telecom issues contributed the most to the index's performance during the quarter, while autos & transportation, other energy, and consumer staples contributed the least. The sectors contributing the most to the performance of the Russell 1000 Growth Index were technology, healthcare, and financial services, while integrated oils and autos & transportation contributed the least to the index's performance. Our exposure to technology had a positive impact on performance versus the S&P 500, but we are underweighted versus the Russell 1000 Growth Index due to our conservative investment philosophy and process, which had a negative impact on performance versus this style benchmark. Additionally, our limited exposure to utilities/telecom issues had a negative impact, as did our exposure to consumer related stocks.




                                       1
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

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

                    During the year, all of the S&P 500 major market sectors were down. The best performing sectors were consumer staples, materials & processing, and producer durables while the worst performing sectors were technology, conglomerates, and utilities/telecom. The sectors detracting the least from the performance of the index were materials & processing and consumer staples, while the biggest detractors were technology, consumer discretionary, and financial services. The market sectors detracting the least from the performance of the Russell 1000 Growth Index were autos & transportation, integrated oils, and materials & processing, while the biggest detractors were technology, healthcare, and consumer discretionary. We were overweighted in technology versus the S&P 500, but underweighted versus the Russell 1000 Growth Index, which had a positive impact on performance versus our style benchmark. We were underweighted in utilities/telecom issues, which also had a positive impact; however our underweighting in consumer staples hurt performance. While individual holdings within the portfolio were not immune to negative performance as a result of the negative stock market environment, good relative stock selection also benefited portfolio performance.

                    STOCK MARKET OUTLOOK
                    --------------------

                    Despite a strong 4th quarter rally for stocks, the year 2002 turned out to be the worst performing year for stocks since the bear market of 1973-74. As was the case with other market rallies during the recent bear market cycle, the 4Q02 rally was short-lived as investors' enthusiasm swung back into a loss of confidence. Concerns about the economic recovery, corporate profits, accounting and governance issues, consumer spending, geo-political risks, and possibility of war with Iraq, resulted in a continued movement out of stocks and into bonds. And while investors continue to question the sustainability of any market strength, we believe that over the next several quarters they will remain cautiously optimistic, looking for more solid and clear evidence of a return to corporate profitability and economic strength. These concerns will likely result in continued stock market volatility. Uncertainty surrounding a possible war with Iraq will also keep investors skittish and could also dampen any meaningful upside in the market.

                    As we have said over the past several years, we believe that the new paradigm for financial assets is over. Because of the historically high return of +17.3% achieved in the decade that ended 2000, we expect returns to be below the long-term historical average over the coming decade.

                    We continue to believe that our investment philosophy of purchasing high quality, reasonably priced, mid-to-large capitalization growth companies with a leadership position in their industries will produce superior results for long-term investors. We expect our growth at a reasonable price approach to provide these results over a complete market cycle which would be measured from market cycle peak-to-peak or trough-to-trough (which would include both a rising market environment and a declining market environment). In other words, we expect our conservative philosophy to provide participation in rising markets and protection in declining markets, resulting in superior results for investors over complete market cycles.

                    Sincerely,

                    /s/ Louis A. Holland            /s/ Monica L. Walker

                    Louis A. Holland                Monica L. Walker
                    Portfolio Manager               Portfolio Manager





                                       2
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                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

[line chart data]:


             Growth                        Russell 1000      Russell Mid-Cap
                Fund         S&P 500        Growth Index         Growth Index

4/29/96      $10,000         $10,000             $10,000              $10,000
6/30/96       10,520          10,297              10,363                9,896
12/31/96      11,462          11,500              11,385               10,528
6/30/97       13,355          13,870              13,611               11,637
12/31/97      14,663          15,337              14,857               12,901
6/30/98       17,290          18,054              17,885               14,432
12/31/98      19,905          19,720              20,609               15,206
6/30/99       20,807          22,162              22,763               17,365
12/31/99      21,701          23,871              27,446               23,005
6/30/00       22,252          23,768              28,606               25,799
12/31/00      20,925          21,697              21,288               20,300
6/30/01       20,051          20,242              18,255               17,667
12/31/01      19,842          18,099              17,249               15,019
6/30/02       17,538          15,718              13,665               12,059
12/31/02      15,582          14,090              12,438               10,902


--------------------------------------------------------------------------------

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 4/29/96 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

RUSSELL 1000 GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 575 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted growth values.

RUSSELL MID-CAP GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 454 of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. These stocks are also members of the Russell 1000 Growth Index.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

      Average Annual Rate of Return for the Periods Ended December 31, 2002

                               1 Year       5 Year       Since Inception 4/29/96
                               ------       ------       -----------------------
Lou Holland Growth Fund        -21.48%       1.22%                6.87%
S&P 500                        -22.15%      -0.61%                6.14%
Russell 1000 Growth Index      -27.89%      -3.84%                3.06%
Russell Mid-Cap Growth Index   -27.41%      -1.82%                2.47%




                                       3
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

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS:
   Investments, at market value
     (cost $19,505,265)                 $18,337,135
   Dividends receivable                      22,282
   Interest receivable                          952
   Other assets                              10,532
                                        -----------
   Total Assets                          18,370,901
                                        -----------

LIABILITIES:
   Accrued expenses and
     other liabilities                       41,544
   Payable for Fund shares
     redeemed                                36,464
   Payable to Investment Manager                535
                                        -----------
   Total Liabilities                         78,543
                                        -----------

NET ASSETS                              $18,292,358
                                        ===========

NET ASSETS CONSIST OF:
   Capital stock                        $20,562,748
   Accumulated net realized
     (loss) on investment                (1,102,260)
   Net unrealized (depreciation)
   on investments                        (1,168,130)
                                        -----------
   Total Net Assets                     $18,292,358
                                        ===========

Shares outstanding                        1,409,480

Net Asset Value, Redemption
   Price and Offering Price
   Per Share                            $     12.98
                                        ===========




STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
   Dividend income (net of
     withholding tax $1,143)            $   181,536
   Interest income                           16,519
                                        -----------
   Total Investment Income                  198,055
                                        -----------

EXPENSES:
   Investment management fees               141,221
   Shareholder servicing fees                37,577
   Fund Accounting fees                      31,868
   Administration fee                        30,058
   Professional fees                         29,022
   Federal and state registration            17,657
   Custody fees                              10,665
   Reports to shareholders                    5,207
   Director fees                              4,819
   Insurance                                  1,686
   Other                                        417
                                        -----------
   Total expenses before
     waiver and reimbursement               310,197
   Less:  Waiver and reimbursement
     from Investment Manager                (85,906)
                                        -----------
   Net Expenses                             224,291
                                        -----------

NET INVESTMENT (LOSS)                       (26,236)
                                        -----------

REALIZED AND UNREALIZED
   GAIN/(LOSS) ON
   INVESTMENTS:
   Net realized (loss) on
     investments                         (1,010,791)
   Change in unrealized appreciation
     (depreciation) on investments       (3,245,119)
                                        -----------
   Net realized and unrealized
     (loss) on investments               (4,255,910)
                                        -----------
NET (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                           $(4,282,146)
                                        ===========



                     See Notes to the Financial Statements.





                                       4
--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED             YEAR ENDED
                                                   DECEMBER 31, 2002      DECEMBER 31, 2001
                                                  ------------------     ------------------

OPERATIONS:
   Net investment (loss)                                $ (26,236)             $ (33,635)
   Net realized gain (loss) on investments             (1,010,791)               288,089
   Change in unrealized appreciation
     (depreciation) on investments                     (3,245,119)              (730,477)
                                                      -----------            -----------
   Net (decrease) in net assets
     from operations                                   (4,282,146)              (476,023)
                                                      -----------            -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distribution from and in excess of
     net realized gain                                         --               (863,348)
                                                      -----------            -----------
   Total distribution to shareholders                          --               (863,348)
                                                      -----------            -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                           11,664,713              5,588,674
   Shares issued to holders in
     reinvestment of dividends                                 --                861,650
   Cost of shares redeemed                             (2,177,265)            (2,666,400)
                                                      -----------            -----------
   Net increase in net assets from
     capital share transactions                         9,487,448              3,783,924
                                                      -----------            -----------

TOTAL INCREASE IN NET ASSETS                            5,205,302              2,444,553
                                                      -----------            -----------

NET ASSETS:
   Beginning of year                                   13,087,056             10,642,503
                                                      -----------            -----------
   End of year                                        $18,292,358            $13,087,056
                                                      ===========            ===========

CHANGES IN SHARES OUTSTANDING:
   Shares sold                                            775,942                325,372
   Shares issued to holders in
     reinvestment of dividends                                 --                 51,565
   Shares redeemed                                       (158,145)              (155,537)
                                                      -----------            -----------
   Net increase                                           617,797                221,400
                                                      ===========            ===========



                     See Notes to the Financial Statements.




                                       5
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

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


FINANCIAL HIGHLIGHTS

                                  YEAR              YEAR             YEAR              YEAR             YEAR
                                  ENDED             ENDED            ENDED             ENDED            ENDED
                              DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                  2002              2001             2000              1999             1998
                               ----------        -----------      -----------       -----------     -------------
Per Share Data (for a share
   outstanding through out
   the year):

Net asset value, beginning
   of year                        $16.53            $18.66           $20.87            $19.21           $14.18
                                  ------            ------           ------            ------           ------
Income from
   investment operations:
Net investment
     income (loss)                 (0.02)(1)         (0.04)(1)        (0.07)(1)         (0.03)(1)        (0.02)(1)
   Net realized and
     unrealized gains (loss)
     on investments                (3.53)            (0.91)           (0.66)             1.76             5.09
                                  ------            ------           ------            ------           ------
   Total from investment
     operations                    (3.55)            (0.95)           (0.73)             1.73             5.07
                                  ------            ------           ------            ------           ------

Less distributions:
   Dividends from net
     investment income                --                --               --                --            (0.01)
   Dividends from
     capital gains                    --             (1.18)           (1.48)            (0.07)           (0.03)
                                  ------            ------           ------            ------           ------
   Total distributions                --             (1.18)           (1.48)            (0.07)           (0.04)
                                  ------            ------           ------            ------           ------

   Net asset value,
     end of year                  $12.98            $16.53           $18.66            $20.87           $19.21
                                  ======            ======           ======            ======           ======

Total return                      -21.48%            -5.17%           -3.58%             9.01%           35.75%

Supplemental data and ratios:
   Net assets,
     end of year             $18,292,358       $13,087,056      $10,642,503       $11,171,660       $9,134,903

   Ratios of expenses to
     average net assets
     Before expense
       reimbursement                1.86%             2.32%            2.21%             2.48%            2.84%
     After expense
       reimbursement                1.35%             1.35%            1.35%             1.35%            1.35%

   Ratio of net investment
     income/(loss) to average
     net assets
     Before expense
       reimbursement               (0.67)%           (1.28)%          (1.21)%           (0.97)%          (1.60)%
     After expense
       reimbursement               (0.16)%           (0.31)%          (0.35)%            0.16%           (0.11)%

   Portfolio turnover rate         41.12%            66.95%           52.72%            24.13%           32.84%

(1) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.



                     See Notes to the Financial Statements.




                                       6
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

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

  NUMBER OF                                  MARKET
   SHARES                                     VALUE
  ---------                                 --------
            COMMON STOCKS - 95.7%
            AUTO & TRANSPORTATION - 1.1%
    7,750   Burlington Northern Santa Fe  $  201,577
                                          ----------

            CONSUMER DISCRETIONARY - 9.8%
    8,500   AOL Time Warner Inc.*            111,350
    4,150   Best Buy Co, Inc.*               100,223
    8,300   Carnival Corporation f           207,085
   11,650   CEC Entertainment Inc.*          357,655
   12,700   Cendant Corporation*             133,096
    3,750   International Speedway
              Corporation - Cl A             139,837
    8,900   Jones Apparel Group*             315,416
    6,100   Target Corp.                     183,000
    4,900   Wal-mart Stores, Inc.            247,499
                                          ----------
                                           1,795,161
                                          ----------

            CONSUMER STAPLES - 5.4%
    3,400   Colgate Palmolive Co.            178,262
   11,550   Estee Lauder Co. - Cl A          304,920
    5,950   Newell Rubbermaid, Inc.          180,463
   10,950   Walgreen Company                 319,631
                                          ----------
                                             983,276
                                          ----------

            ENERGY / OIL - 3.9%
    9,750   Exxon Mobil Corporation          340,665
   12,700   Imperial Oil Ltd f               364,490
                                          ----------
                                             705,155
                                          ----------



  NUMBER OF                                  MARKET
   SHARES                                     VALUE
  ---------                                 --------
            FINANCIALS - 16.9%
    8,800   Allied Capital Corp.          $  192,104
    3,650   Bank of America Corp.            253,930
    5,200   Capital One Financial Corp.      154,544
   15,300   Citigroup, Inc.                  538,407
    3,350   Fannie Mae                       215,506
    4,700   Federal Home Loan
              Mortgage Corp.                 277,535
    2,600   Goldman Sachs Group, Inc.        177,060
    4,500   H&R Block, Inc.                  180,900
    9,200   MBNA Corp.                       174,984
    6,750   Mellon Financial Corp            176,242
    6,200   Northern Trust                   217,310
   13,000   Synovus Financial Corp.          252,200
    6,300   Wells Fargo Company              295,281
                                          ----------
                                           3,106,003
                                          ----------

            FINANCIAL INSURANCE - 6.8%
   11,200   American International
              Group, Inc.                    647,920
    9,300   MBIA, Inc.                       407,898
    4,500   MGIC Investment                  185,850
                                          ----------
                                           1,241,668
                                          ----------

            HEALTH CARE / OTHER - 7.7%
    3,400   Cardinal Health, Inc.            201,246
    6,400   HCA, Inc.                        265,600
    8,475   IMS Health Inc.                  135,600
    7,350   Medtronic, Inc.                  335,160
    2,450   Unitedhealth Group, Inc.         204,575
   12,100   Waters Corp.*                    263,538
                                          ----------
                                           1,405,719
                                          ----------



                     See Notes to the Financial Statements.



                                       7
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

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

  NUMBER OF                                  MARKET
   SHARES                                     VALUE
  ---------                                 --------
            HEALTH CARE / PHARMACEUTICALS - 14.9%
    6,800   Allergan                      $  391,816
   11,000   Johnson & Johnson Company        590,810
    3,350   Lilly Eli & Co.                  212,725
    6,950   Merck & Co., Inc.                393,440
   24,800   Pfizer, Inc.                     758,136
    9,000   Pharmacia                        376,200
                                          ----------
                                           2,723,127
                                          ----------

            INDUSTRIALS - 2.7%
    5,100   Ingersoll-Rand Co. - Cl Af       219,606
   12,700   Republic Services Inc.*          266,446
                                          ----------
                                             486,052
                                          ----------

            OTHER / CONGLOMERATE - 3.1%
   23,200   General Electric Company         564,920
                                          ----------

            TECHNOLOGY / IMAGING - 2.4%
    7,300   Lexmark Intl Group Inc - Cl A*   441,650
                                          ----------

            TECHNOLOGY / HARDWARE - 4.3%
   14,500   Intel Corporation                225,765
    1,800   International Business
              Machines Corporation           139,500
   12,000   Linear Technology Corporation    308,640
    7,750   Texas Instruments                116,328
                                          ----------
                                             790,233
                                          ----------

            TECHNOLOGY / SERVICE - 5.4%
    6,600   Automatic Data
              Processing, Inc.               259,050
    8,700   CDW Computer Centers*            381,495
   19,900   Citrix System Inc.*              245,168
    8,000   Total System Services Inc.       108,000
                                          ----------
                                             993,713
                                          ----------



  NUMBER OF                                  MARKET
   SHARES                                     VALUE
  ---------                                 --------
            TECHNOLOGY / SOFTWARE - 10.3%
    7,450   Adobe Systems, Inc.          $  184,767
   20,750   Cognos, Inc.* f                 486,588
   15,200   Microsoft Corporation*          785,840
    6,200   Symantec Corp.*                 251,162
    3,000   Zebra Tech Class A*             171,900
                                       ------------
                                          1,880,257
                                       ------------


            TELECOMMUNICATIONS SERVICES - 1.0%
    6,950   AT&T Corporation                181,465
                                       ------------

            Total common stocks
             (cost $18,668,106)          17,499,976
                                       ------------

  PRINCIPAL
   AMOUNT
  ---------

            SHORT-TERM
             INVESTMENTS - 4.5%
            VARIABLE RATE
             DEMAND NOTES - 4.5%
$ 837,159   Wisconsin Corp. Cent Cr
             Union D Notes, 1.09%        $  837,159
                                       ------------
            Total variable rate demand
             notes (cost $837,159)          837,159
                                       ------------
            Total investments - 100.2%
             (cost $19,505,265)          18,337,135
            Other assets in excess of
             liabilities - (0.2)%           (44,777)
                                       ------------

            TOTAL NET ASSETS -
             100.0%                     $18,292,358
                                       ============

*   Non-income producing security.

f   Foreign Security




                     See Notes to the Financial Statements.




                                       8
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                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS


1. ORGANIZATION            The Lou Holland Trust (the "Trust") was organized on
AND SIGNIFICANT            December 20, 1995, as a Delaware business trust and
ACCOUNTING                 is registered as a no-load, open-end diversified
POLICIES                   management investment company under the Investment
                           Company Act of 1940 (the "1940 Act"). The Trust is organized as a series company and currently consists of one series, the Growth Fund (the "Fund"). The principal investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The
                           Fund commenced operations on April 29, 1996.

                           The following is a summary of significant accounting policies consistently followed by the Fund.

                           a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Holland Capital Management, L.P. (the "Investment Manager") under the supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                           b) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. On the Statement of Asset and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment loss has been decreased by $26,236, capital stock has been decreased by $38,884, and undistributed net realized loss on investments has been decreased by $12,648. These differences relate to the reclass of net operating loss and the inclusion of realized gains related to the



                                       9
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                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

                           Holland L.P. conversion for tax purposes. At December 31, 2002, the Fund had accumulated capital loss carryforwards of $810,684 expiring in 2010. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. In addition, post-October losses of $246,802 are deferred for tax purposes and will be recognized in 2003.

                           c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. For the fiscal year ended December 31, 2002 the Fund did not make any distributions of net investment income or net realized capital gains. For the fiscal year ended December 31, 2001 the fund designated and paid $863,348 as a long term capital gains, respectively. Net realized gains or lossses differ for financial reporting and tax purposes as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

                           d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                           e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

                           f) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the





                                       10
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

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

                           market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

                           g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-divided date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified to capital stock.


2. INVESTMENT              The aggregate purchases and sales of investments,
TRANSACTIONS               excluding short-term investments, by the Fund for the
                           year ended December 31, 2002, were as follows:

                                               PURCHASE               SALES
                                             -------------        -------------
                           U.S. Government  $            --     $            --
                           Other            $    15,810,390     $     6,404,647


                           At December 31, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                           Appreciation                              $1,356,420
                           (Depreciation)                            (2,632,148)
                                                                    -----------
                           Net appreciation on investments          $(1,275,728)
                                                                    ===========

                           At the close of business on May 2, 1996, the partners of the Holland Fund, L.P., transferred their assets to the Fund. As a result of the tax-free transfer the Fund acquired $244,079 of unrealized appreciation for tax purposes. As of December 31, 2002, the Fund has realized $181,254 of the appreciation.

                           At December 31, 2002, the cost of investments for federal income tax purposes was $19,612,863.




                                       11
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

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


3. AGREEMENTS              The Fund has entered into an Investment Management
                           and Administration Agreement with Holland Capital
                           Management, L.P. Pursuant to its management agreement with the Fund, the Investment Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's daily net assets up to $500 million. The fee declines at specified breakpoints as assets increase.

                           The Investment Manager voluntarily agrees to waive its management fee and reimburse other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement may be terminated under the approval of the Board of Trustees. Accordingly, for the year ended December 31, 2002, the Adviser has waived and reimbursed the Fund $85,906.

                           Holland Capital Management, LP serves as principal underwriter and the Distributor of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. No trades were placed through Holland Capital Management, LP. The Distributor is an affiliate of the Investment Manager. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Fund has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

                           U.S. Bank, N.A., a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as custodian for the Fund. U.S. Bankcorp Fund Services, LLC, a wholly owned limited liability company of U.S. Bank, N.A., serves as transfer agent, administrator and accounting services agent for the Fund.



4. SUBSEQUENT              Subsequent to the fiscal year ended December 31, 2002
EVENT                      the Fund decided to change services providers for
                           administrative and accounting services. Effective
                           March 1, 2003 Fiduciary Management, Inc. will be the administrator and fund accountant for the Fund.





                                       12
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

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

                           -----------------------------------------------------
INDEPENDENT                The Shareholders and Board of Trustees of
AUDITORS'                  Lou Holland Trust:
REPORT

                           We have audited the accompanying statement of assets and liabilities of the Lou Holland Growth Fund (the "Fund"), including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

                           We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                           In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2002, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                           KPMG LCP

                           Chicago, Illinois
                           January 24, 2003





                                       13
--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


====================================================================================================================================
                                                      # OF PORTFOLIOS
                           POSITION(S)    PRINCIPAL       IN FUND
                              HELD       OCCUPATION       COMPLEX
                              WITH       DURING LAST     OVERSEEN               OTHER DIRECTORSHIPS
NAME AND ADDRESS       AGE REGISTRANT    FIVE YEARS     BY TRUSTEE                HELD BY TRUSTEE
====================================================================================================================================
*Louis A. Holland      61    President      Managing Partner          1    Board Member, American Governing Board of Colleges and
1 North Wacker Dr.           and Trustee    and President,                 Universities; Mason Street Funds, Inc./Northwestern
Suite 700                                   Holland Capital                Mutual Series Fund, Inc., Board of Directors of the
Chicago, IL60606                            Management                     Packaging Corporation of America, the Board of Directors
                                                                           of the National Association of Securities Professionals,
                                                                           the Board of Directors of Northwestern Memorial Hospital,
                                                                           the Executive Committee and Investment Subcommitte
                                                                           of of Northwestern Memorial Corporation, University of
                                                                           Wisconsin Foundation and Investment Committee, the
                                                                           Investment Committee of the McCormick Theological
                                                                           Seminary in Chicago, and the Investment Committee of
                                                                           the United Methodist Church Board of Pensions.

------------------------------------------------------------------------------------------------------------------------------------
*Laura Janus           55    Treasurer      Partner and Portfolio     1     None
1 North Wacker Dr.                          Manager, Holland
Suite 700                                   Capital Management
Chicago, IL60606

------------------------------------------------------------------------------------------------------------------------------------
*Monica Walker         44    Secretary      Partner and Portfolio     1     None
1 North Wacker Dr.           and Trustee    Manger, Holland
Suite 700                                   Capital Management
Chicago, IL60606

------------------------------------------------------------------------------------------------------------------------------------
Lester McKeever        68    Independent    Managing Partner and      1    Board Member, Chicago Urban League, Chicago United,
Washington, Pittman &        Trustee        Director, Washington,          Business Advisory Council - U of I College of Commerce
McKeever                                    Pittman & McKeever             at Urbana Champaign, Financial Research & Advisory
819 South Wabash                                                           Committee, Treasurer, U of I Board of Trustees, Chicago
Avenue Suite 600                                                           Symphony Orchestra Association, MAP Larger Practice
Chicago, IL 60605                                                          Committee, Illinois CPA Society, The Lincoln Academy of
                                                                           Illinois, City of Chicago Mayor's Zoning Reform
                                                                           Commission, United Way, Finch University of Health
                                                                           Sciences/The Chicago Medical School, Advanced Data
                                                                           Concepts (Chairman), MBIA Insurance Corp., Worldwide
                                                                           Broadcasting, Printing Specialties Inc, Photogen
                                                                           Technologies, Peoples Energy Corporation.

------------------------------------------------------------------------------------------------------------------------------------
Kenneth Meyer          58    Independent    CEO, Managing             1    Director, LINK Unlimited (a minority education program
Lincoln Capital              Trustee        Director, Lincoln              in Chicago), Board member of the Business School
Management                                  Capital Fixed Income           Council at the University of Notre Dame, Finance Council
200 South Wacker Drive,                     Management                     of the Archdiocese of Chicago.
Suite 2100                                  Company, a Lehman
Chicago, IL 60606                           Brothers Company

------------------------------------------------------------------------------------------------------------------------------------
James H. Lowry         64    Independent    Vice President The        1     None
200 South Wacker Drive       Trustee        Boston Consulting
27th Floor                                  Group, President &
Chicago, IL60606                            CEO, James H.
                                            Lowery & Associations

------------------------------------------------------------------------------------------------------------------------------------
* This trustee is an "interested person" of the Trust as that term is defined under the 1940 Act.






                                       14
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

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

--------------------------------------------------------------------------------
                              TRUSTEES AND OFFICERS

LOUIS A. HOLLAND, President, Trustee, and
Chairman of the Board of Trustees
Managing Partner and Chief Investment Officer, Holland
Capital Management, L.P.

MONICA L. WALKER, Secretary and Trustee
Portfolio Manager, Holland Capital Management, L.P.

LAURA J. JANUS, Treasurer
Portfolio Manager, Holland Capital Management, L.P.

LESTER H. MCKEEVER, JR., Trustee
Managing Principal, Washington, Pittman & McKeever
Certified Public Accountants & Management
Consultants

KENNETH R. MEYER, Trustee
Chairman, Chief Executive Officer
Lincoln Capital Management Company

JAMES H. LOWRY, Trustee
Vice President, The Boston Consulting Group;
President and CEO, James H. Lowry & Associates

MANAGER
Holland Capital Management, L.P.
One North Wacker Drive, Suite 700
Chicago, IL 60606
Telephone (312) 553-4830

CUSTODIAN AND TRANSFER AGENT
U.S. Bank, N.A.
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone (800) 295-9779

INDEPENDENT AUDITOR
KPMG LLP
Chicago, IL

LEGAL COUNSEL
Jorden Burt Boros Cicchetti Berenson & Johnson
Washington, D.C.


--------------------------------------------------------------------------------
                                  LOU HOLLAND
                                  GROWTH FUND
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                                   ANNUAL REPORT
                                                               December 31, 2002